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                                                                   EXHIBIT 10.10

THE BORG-WARNER SECURITY CORPORATION HEADQUARTERS'
--------------------------------------------------
SUPPLEMENTAL BENEFITS COMPENSATION PROGRAM
------------------------------------------

The Borg-Warner Security Corporation Headquarters' Supplemental Benefits Compensation Program (the "Program"), established January 1, 1995, provides additional income to employees not eligible to participate in the Borg-Warner Security Corporation Retirement Savings Plan.

Under the Program, you will receive after-tax cash payments (at least monthly). As a participant in the Program, you may request that your payments be directed to Fidelity Investments Life Insurance Company ("Fidelity") to invest in Fidelity's tax deferred annuity ("TDA"). Supplemental payments are sent to Fidelity monthly.

ELIGIBILITY

Borg-Warner Security Corporation (the "Company") will determine an employee's eligibility for the Program: participating employees are those employees who have completed six consecutive months of service with the Company and are determined by the Company to be highly compensated -- and as such not eligible for the Retirement Savings Plan. The Company's determination of who is a highly compensated employee will be binding and conclusive.

Program participants are:

. any employee previously notified that he or she is eligible to participate in this Program,

. an employee whose 1994 earnings equal or exceed $66,000 or

. an employee whose base annual salary, when hired, exceeds that amount.

The Company, in accordance with IRS regulations, will adjust these dollar limits for determining eligibility each year.

You will become a participant in the Program on the January 1 following the date the Company notifies you of your eligibility. Once you begin participating in the Program, you remain a participant in the Program -- even if you no longer meet the definition of a highly compensated employee.

SUPPLEMENTAL PAYMENTS

The amount you receive as supplemental payments under the Program depends on two factors:

     .  your years of service, and
     . whether you receive the payments as monthly cash compensation or elect to have the payments remitted directly to your TDA.

The payments are a specified percentage of your earnings, adjusted for taxes.
In calculating your payments, your earnings means your salary received during the calendar year, including overtime pay, commissions and bonuses, but does not include reimbursement of education or relocation expenses, severance or transitional income benefits, or any payments made by the Company under any option or stock plans, or other taxable fringe benefits. The supplemental payment is not included in earnings used to calculate your supplemental benefit

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payment.

In making your payments, the Company will withhold the appropriate taxes based upon your current W-4 withholding election. You do not need to make a separate withholding election with respect to the supplemental payments.

IF YOU ARE AGE 45 OR YOUNGER AS OF THE DATE YOU BECOME ELIGIBLE:

If You Receive Your Supplemental Payments as Cash, the percentage to be used to calculate your payments is as shown:

=================================================================================================================
                  YEARS OF SERVICE                                                       UNDER SS    OVER SS WAGE
                  AS OF JANUARY 1                                                       WAGE BASE*       BASE*
-----------------------------------------------------------------------------------------------------------------
Less than or equal to 10 years                                                             6.55%          9.90%

Greater than 10, but less than or equal to 20 years                                        7.40%         11.58%

Greater than 20 years                                                                      8.22%         12.84%
-----------------------------------------------------------------------------------------------------------------

      *Social Security Wage Base as indexed for the year ($60,600 in 1994).  Note that payment is LESS
       APPLICABLE TAXES.
=================================================================================================================

If You Remit Your Supplemental Payments to your Fidelity TDA, the percentage used to calculate those payments is:

==================================================================================================================
                                                                                         UNDER SS      OVER SS
 YEARS OF SERVICE AS OF JANUARY 1                                                       WAGE BASE*    WAGE BASE*
------------------------------------------------------------------------------------------------------------------
Less than or equal to 10 years                                                             9.83%        14.86%

Greater than 10, but less than or equal to 20 years                                       11.08%        17.38%

Greater than 20 years                                                                     12.34%        19.27%
------------------------------------------------------------------------------------------------------------------
      *Social Security Wage Base as indexed for the year ($60,600 in 1994).  Note that payment is LESS
       APPLICABLE TAXES.
==================================================================================================================

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IF YOU ARE AGE 46 OR OLDER AS OF THE DATE YOU BECOME ELIGIBLE:

If You Receive Your Supplemental Payments as Cash, the percentage to be used to calculate your payments is as shown:

==================================================================================================
                 YEARS OF SERVICE                       UNDER SS    OVER SS WAGE
                 AS OF JANUARY 1                       WAGE BASE*       BASE*
--------------------------------------------------------------------------------------------------
Less than or equal to 10 years                            6.09%          9.17%

Greater than 10, but less than or equal to 20 years       6.86%         10.72%

Greater than 20 years                                     7.63%         11.88%
--------------------------------------------------------------------------------------------------
  The Company makes additional payments if you were: (i) a participant in a qualified benefit plan of the Company as of May 31, 1988, and (ii) age 45 or older as of December 31, 1988. This additional payment is:

            PLUS: 1.11% of compensation if you were age 45 or older, but less than age 50 as of 12/31/88

                                      or

                   2.22% of compensation if you were age 50 or older as of 12/31/88

  *Social Security Wage Base as indexed for the year ($60,600 in 1994).  Note that payment is LESS
   APPLICABLE TAXES.
==================================================================================================

If You Remit Your Supplemental Payments to your Fidelity TDA, the percentage used to calculate those payments is:

==================================================================================================
                                                         UNDER SS      OVER SS
 YEARS OF SERVICE AS OF JANUARY 1                       WAGE BASE*    WAGE BASE*
--------------------------------------------------------------------------------------------------
Less than or equal to 10 years                             9.13%        13.76%

Greater than 10, but less than or equal to 20 years       10.28%        16.08%

Greater than 20 years                                     11.44%        17.82%
--------------------------------------------------------------------------------------------------
   The Company makes additional payments if you were: (i) a participant in a qualified benefit plan of the Company as of May 31, 1988, and (ii) age 45 or older as of December 31, 1988. This additional payment is:

            PLUS: 1.16% of compensation if you were age 45 or older, but less than age 50 as of 12/31/88

                                        or

                   2.32% of compensation if you were age 50 or older as of 12/31/88

  *Social Security Wage Base as indexed for the year ($60,600 in 1994).  Note that payment is LESS
   APPLICABLE TAXES.
==================================================================================================

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TRANSFERS OF SUPPLEMENTAL PAYMENTS

To encourage you to save your supplemental payments and invest them for future use, the Company makes it possible for you to invest your payments directly in your TDA. You are not required to invest your supplemental payments in the Fidelity TDA; however, the Fidelity TDA is the only product into which the Company will make direct payments on your behalf.

Since your participation in the Fidelity TDA is entirely voluntary, you must provide the Company with your written instructions to have your payments sent to Fidelity. If you do not make this election, you will receive your supplemental payments in cash on a monthly basis.

It's important that you save for your future. The Program is one way for you to do so. For further information regarding Fidelity's TDA, please read "Fidelity's TDA: A Way to Save," available from your Benefits Administrator.
You can also obtain copies of additional information by contacting Fidelity directly at P.O. Box 1306, Boston, Massachusetts 021049907, (800) 634-9361.


--------------------------------------------------------------------------------
While the Company intends to continue this Program, it does reserve the right to modify, amend or terminate the Program at any time.



[sbchq1.eh]

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For Senior Management, the following formulas apply:

NEAL FARRELL

Wages Under the Social Security Wage Base       13.34%

Wages Over the Social Security Wage Base        19.83%



JOHN O'BRIEN

Wages Under the Social Security Wage Base       13.29%

Wages Over the Social Security Wage Base        20.39%



DON TRAUSCHT

Wages Under the Social Security Wage Base       13.34%

Wages Over the Social Security Wage Base        19.83%



TIM WOOD

Wages Under the Social Security Wage Base       11.42%

Wages Over the Social Security Wage Base        18.33%



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